Exhibit 10.44

SECOND AMENDMENT TO SUPPLEMENTAL RETIREMENT AGREEMENT

This shall constitute the Third Amendment, made as of March 25, 2003, to that Supplemental Retirement Agreement made on March 24, 2000, as amended by the First Amendment thereto (the “Agreement”), between Loews Corporation (the “Company”) and Peter Keegan (the “Executive”).

W I T N E S S E T H:

WHEREAS, the Executive is currently serving as an executive employee of the Company, and the Company and the Executive desire that the Executive’s retirement benefits be supplemented on the terms and conditions set forth therein.

NOW, THEREFORE, the parties agree as follows:

Paragraph 1 of the Agreement is hereby amended by adding the following new clause (f):

“(f) Effective as of March 31, 2003 the Account shall be credited in an additional amount of $150,000. It is intended that the Account shall receive three quarters of a year Interest Credit for the 2003 calendar year for such $150,000 amount. Interest Credits shall also continue to be made each year under paragraph 1(c) for all amounts in the Account. No duplication is hereby intended.”

IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.

LOEWS CORPORATION

By:	/s/ James S. Tisch
James S. Tisch
President

Accepted and Agreed to:

/s/ Peter W. Keegan
The Executive

THIRD AMENDMENT TO SUPPLEMENTAL RETIREMENT AGREEMENT

This shall constitute the Third Amendment, made as of March 31, 2004, to that Supplemental Retirement Agreement made on March 25, 2003, as amended by the Second Amendment thereto (the “Agreement”), between Loews Corporation (the “Company”) and Peter Keegan (the “Executive”).

W I T N E S S E T H:

WHEREAS, the Executive is currently serving as an executive employee of the Company, and the Company and the Executive desire that the Executive’s retirement benefits be supplemented on the terms and conditions set forth therein.

NOW, THEREFORE, the parties agree as follows:

Paragraph 1 of the Agreement is hereby amended by adding the following new clause (f):

“(f) Effective as of March 31, 2004 the Account shall be credited in an additional amount of $500,000. It is intended that the Account shall receive three quarters of a year Interest Credit for the 2004 calendar year for such $500,000 amount. Interest Credits shall also continue to be made each year under paragraph 1(c) for all amounts in the Account. No duplication is hereby intended.”

IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year first above written.

LOEWS CORPORATION

By:	/s/ James S. Tisch
James S. Tisch
President

Accepted and Agreed to:

/s/ Peter W. Keegan
The Executive